EXHIBIT 10.0E

FIFTH AMENDMENT TO

REVOLVING CREDIT AND TERM LOAN AGREEMENT

THIS FIFTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) is entered into as of January 28, 2002, among GRAPHIC PACKAGING INTERNATIONAL CORPORATION (formerly ACX Technologies, Inc.), a Colorado corporation (“GPK”), GRAPHIC PACKAGING CORPORATION, a Delaware corporation (“GPC”), Required Lenders under the Credit Agreement described below, BANK OF AMERICA, N.A., in its capacity as Administrative Agent for the Lenders under the Credit Agreement (“Administrative Agent”), and Guarantors under the Credit Agreement (hereinafter defined).

Reference is made to the Revolving Credit and Term Loan Agreement, dated as of August 2, 1999 (as amended to date, the “Credit Agreement”), among GPK and GPC, as Borrower, Administrative Agent, the Managing Agents, and the Co-Agents thereunder, and the Lenders party thereto. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all Section references herein are to Sections in the Credit Agreement; and all Paragraph references herein are to Paragraphs in this Amendment.

RECITALS

A. GPK and GPC have informed Administrative Agent that, as a result of certain Employee Plan consolidations, the present value of accrued benefits under the combined Employee Plan (based on PBGC actuarial assumptions used for plan termination) minus the value of the assets of the combined Employee Plan (the “Aggregate Plan Liabilities”) exceeds the amount contemplated by Section 8.10(f).

B. GPK and GPC have requested that Lenders agree to delete the representation in Section 8.10(f) with respect to Employee Plans.

C. Additionally, GPK and GPC have requested that Required Lenders waive any Default or Potential Default resulting from any noncompliance with Section 9.10 as a result of the Aggregate Plan Liabilities exceeding the amount contemplated by Section8.10(f) on and after January 1, 2001 (the “Subject Default”).

D. Subject to the terms and conditions of this Amendment, Required Lenders are willing to agree to such amendments and waiver.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1. Amendments.

1.1 ERISA Event. Clause (g) of the definition of “ERISA Event” is deleted in its entirety and the following is substituted therefor:

“(g) institution by the PBGC of proceedings to terminate or impose liability in respect of (other than premiums under Section 4007 of ERISA) any Employee Plan, or the occurrence of any event or condition that could reasonably be expected (in the reasonable determination of Administrative Agent) to constitute grounds for termination of, or the appointment of a trustee to administer, any Employee Plan;”

1.2 Permitted Acquisition. The definition of “Permitted Acquisition” is amended by (a) deleting the word “and” immediately following clause (b)(vi) thereof; (b) adding the word “and” immediately following clause (b)(vii) thereof; and (c) adding the following as clause (b)(viii) thereof:

“(viii) prior to the closing of any Acquisition in any calendar year, Borrower shall have delivered to Administrative Agent a certificate certifying that, after giving effect to such Acquisition and all other Acquisitions occurring in such calendar year, the present value of accrued benefits under all Employee Plans of the Companies (based on PBGC actuarial assumptions used for plan termination) minus the value of the assets of all Employee Plans of the Companies has not increased by more than $5,000,000 during such calendar year together with calculations supporting such certification as may be reasonably acceptable to Administrative Agent.”

1.3 Release of Collateral. Section 6.5(d) shall be deleted in its entirety and the phrase “Intentionally Deleted” shall be substituted therefor.

1.4 Employee Benefit Plans. Section 8.10 shall be amended by (a) deleting the word “and” immediately following clause (e) thereof, (b) inserting the word “and” immediately after clause (d) thereof, (c) deleting clause (f) thereof in its entirety, and (d) deleting clause (e) thereof in its entirety and substituting the following therefor:

“(e) each Employee Plan’s benefit liabilities under Section 4001(a)(16) of ERISA did not, as of the last annual actuarial valuation date for such Employee Plan, exceed the then-current value of each Employee Plan’s assets, determined in accordance with all assumptions used for funding the Employee Plan pursuant to Section 412 of the Code for the applicable plan year.”

1.5 Items to be Furnished. Section 9.3 is amended by adding the following as clauses (m), (n),(o), and (p) thereof.

“(m) Promptly after filing with the PBGC or the Internal Revenue Service, a copy of each annual report or other filing filed with respect to each Employee Plan of the Companies.

(n) Upon request, copies of each actuarial report for any Employee Plan or Multiemployer Plan and annual report for any Multiemployer Plan.

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(o) Promptly after preparation, and no later than 15 days after the last day of each month, statements of plan assets for each Employee Plan.

(p) Notice, not less than 30 days prior to the occurrence of any of the following: (i) any changes in the benefits of any existing Employee Plan which increase any Companies’ annual costs with respect thereto by an amount in excess of $500,000, or the establishment of any new Employee Plan or the commencement of contributions to any Employee Plan to which any Borrower or any ERISA Affiliate was not previously contributing; or (ii) any other material change to any Employee Plan.”

Paragraph 2. Waiver. Each of the undersigned, which constitutes Required Lenders, waives the Subject Default, and agree that Lenders will not exercise their Rights under the Credit Agreement and the other Loan Documents solely as a result of such Subject Default. Except as expressly stated, this Paragraph is not a waiver of existing or future Defaults or Potential Defaults or a waiver of Lenders’ Rights to insist upon compliance by all relevant parties with the Credit Agreement and each other Loan Document, as amended hereby.

Paragraph 3. Effective Date. Notwithstanding any contrary provision, this Amendment is not effective until the date upon which Administrative Agent receives (a) counterparts of this Amendment executed by GPK, GPC, Guarantors, and Required Lenders; and (b) Borrower pays all reasonable costs, fees, and expenses of Administrative Agent’s counsel incurred in connection with the Loan Documents, including without limitation, all reasonable legal fees and expenses outstanding on the Effective Date, together with all reasonable attorneys’ fees, costs, and expenses in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents which for which an invoice has been sent to GPK or GPC. On the Business Day upon which all of the preceding conditions precedent are satisfied, this Amendment shall be deemed effective (the “Effective Date”); provided that the amendment in Paragraph 1.4 and the waiver in Paragraph 2 shall be deemed effective as of January 1, 2001.

Paragraph 4. Acknowledgment and Ratification. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, GPK, GPC, and each Guarantor (a) consent to the agreements in this Amendment and (b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed.

Paragraph 5. Representations. As a material inducement to Lenders to execute and deliver this Amendment, GPK, GPC, and each Guarantor represent and warrant to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions

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contemplated or permitted by the Credit Agreement, and (b) except as waived by this Amendment, no Potential Default or Default exists.

Paragraph 6. Expenses. Borrower shall pay all reasonable costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent’s counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 7. Miscellaneous. This Amendment is a “Loan Document” referred to in the Credit Agreement, and the provisions relating to Loan Documents in Section 13 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

Paragraph 8. ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 9. Parties. This Amendment binds and inures to GPK, GPC, Guarantors, Administrative Agent, Lenders, and their respective successors and assigns.

The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

Remainder of Page Intentionally Blank.

Signature Pages to Follow.

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Signature Page to that certain Fifth Amendment to Revolving Credit and Term Loan Agreement dated as of the date set forth above, among Graphic Packaging International Corporation (formerly ACX Technologies, Inc.) and Graphic Packaging Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and Reguired Lenders.

GRAPHIC PACKAGING INTERNATIONAL, CORPORATION (formerly ACX Technologies, Inc.), as Borrower

By:

Name:

Title:

GRAPHIC PACKAGING CORPORATION, as Borrower and Guarantor

By:

Name:

Title:

Signature Page to that certain Fifth Amendment to Revolving Credit and Term Loan Agreement dated as of the date set forth above, among Graphic Packaging International Corporation (formerly ACX Technologies, Inc.) and Graphic Packaging Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and Reguired Lenders.

GAC ALUMINUM CORPORATION, as a Guarantor

By:

Name:

Title:

GOLDEN TECHNOLOGIES COMPANY, INC., as a Guarantor

By:

Name:

Title:

GRAPHIC PACKAGING HOLDINGS INC., as a Guarantor

By:

Name:

Title:

LAUENER ENGINEERING LIMITED, as a Guarantor

By:

Name:

Title:

Signature Page to that certain Fifth Amendment to Revolving Credit and Term Loan Agreement dated as of the date set forth above, among Graphic Packaging International Corporation (formerly ACX Technologies, Inc.) and Graphic Packaging Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and Reguired Lenders.

GOLDEN EQUITIES, INC., as a Guarantor

By:

Name:

Title:

Signature Page to that certain Fifth Amendment to Revolving Credit and Term Loan Agreement dated as of the date set forth above, among Graphic Packaging International Corporation (formerly ACX Technologies, Inc.) and Graphic Packaging Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and Required Lenders.

BANK OF AMERICA, N.A., as Administrative Agent  and as a Lender

By:

Name:

Title:

Signature Page to that certain Fifth Amendment to Revolving Credit and Term Loan Agreement dated as of the date set forth above, among Graphic Packaging International Corporation (formerly ACX Technologies, Inc.) and Graphic Packaging Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and Required Lenders.

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as a Lender

By:

Name:

Title:

Signature Page to that certain Fifth Amendment to Revolving Credit and Term Loan Agreement dated as of the date set forth above, among Graphic Packaging International Corporation (formerly ACX Technologies, Inc.) and Graphic Packaging Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and Required Lenders.

                                                                                                        ,

as a Lender

By:

Name:

Title:

By:

Name:

Title:

                                                                                                        ,

as a Lender

By:

By:

Name:

Annex 1